Filed Pursuant to Rule 497
Registration No. 333-202399

TERRA INCOME FUND 6, INC.
SUPPLEMENT NO. 5 DATED DECEMBER 11, 2015
TO THE PROSPECTUS DATED APRIL 20, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the prospectus of Terra Income Fund 6, Inc., which we refer to as the Company, our, us or we, dated April 20, 2015, or the Prospectus. Any matter disclosed herein shall be deemed to amend, supplement and qualify the respective sections of the Prospectus to the extent the relevance of such disclosure is readily apparent. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in shares of our common stock.

STATUS OF OUR INITIAL PUBLIC OFFERING

Since commencing our initial public offering and through November 30, 2015, we sold approximately 1,498,122 shares of common stock, including shares purchased by Terra Capital Partners, LLC, our affiliate, in both an initial private placement and from this offering, for gross proceeds of approximately $18,365,912 million, thereby satisfying the minimum offering requirement.

PROSPECTUS UPDATES

Change to Share Pricing Policy

On November 11, 2015, and effective as December 1, 2015, we determined to change a certain aspect of our share pricing policy such that, once we have raised gross offering proceeds in excess of $125 million, or prior to then in the sole discretion of our board of directors, in the event of a material decline of our NAV per share, which we consider to be a 2.5% decrease below our then current net offering price, we will reduce our offering price to establish a new net offering price not more than 2.5% above our NAV per share.